UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):    May 4, 2006

ROSS STORES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-14678	94-1390387

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4440 Rosewood Drive, Pleasanton, California 94588-3050
 (Address of principal executive offices)

Registrant’s telephone number, including area code:
 (925) 965-4400

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ROSS STORES, INC. 4440 Rosewood Drive, Pleasanton, California 94588-3050 (925) 965-4400

Item 2.02 Results of Operations and Financial Condition.

On May 4, 2006, the Company issued a press release regarding the Company’s sales results and estimated earnings for its first fiscal quarter ended April 29, 2006.  The full text of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

          (c)          Exhibits.

Exhibit No.	Description

99.1	May 4, 2006 Press Release by Ross Stores, Inc.*

*Pursuant to Item 2.02 of Form 8-K, Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2006
ROSS STORES, INC.
Registrant

	By:	/s/ J. Call

John G. Call
Senior Vice President, Chief Financial Officer,
Principal Accounting Officer and Corporate Secretary

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